PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD® NEW YORK
Flexible Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)

Updating Summary Prospectus

May 1, 2023
You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.
An updated statutory prospectus for Prudential FlexGuard® New York Index-Linked Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/PLNJ-FlexGuard-NYSTAT . The Index Strategy crediting options available with this Annuity are described in a separate prospectus, Prudential FlexGuard New York, Flexible Premium Deferred Index-Linked and Variable Annuity (B Series) (the “Index Strategies Prospectus”), which can be found on our website at www.prudential.com/PLNJ-FlexGuard-NY-S3. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.
This Annuity is only offered for sale in the State of New York.
This Updating Summary Prospectus incorporates by reference the Prudential FlexGuard® New York statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2023 , as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
T he Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.
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GLOSSARY OF TERMS
Many terms used within this Updating Summary Prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.
Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Investment Sub-accounts (including the Holding Account) and the Transfer Account on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.
Allocation Option: A Variable Investment Sub-account, Index Strategy or other option we make available as of any given time to which Account Value may be allocated.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Options” section found in the statutory prospectus.
Buffer: The Buffer limits the amount of negative Index Credit that may be applied to the Index Strategy Base on any Index Strategy End Date. Any negative Index Return in excess of the Buffer reduces the Account Value. The Buffer may vary by Index and Index Strategy Term subject to the minimum Buffer level of 10%.
Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 4.00% for a one-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, 13.50% for a three-year Index Strategy Term with a 15% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Holding Account: A Variable Investment Sub-account we make available and designate as such. You may allocate all or part of your initial Purchase Payment(s) to the Holding Account. The Holding Account may also be used for subsequent Purchase Payments received between Index Anniversaries so long as you provided no other instructions for the Purchase Payment in any other available Variable Investment Sub-account.
Index (Indices): The underlying Index associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.
Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.
Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time.
Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal reduced the Interim Value.
Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.
Index Strategy Start Date: The first day of an Index Strategy Term.
Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.
Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.
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Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section of the statutory prospectus) and is used when a withdrawal, death benefit payment, Annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply as described in the Index Strategies Prospectus.
Issue Date: The effective date of your Annuity.
Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.
Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy.
Performance Lock: A feature for an Annuity that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of the statutory prospectus for additional information.
Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.
Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation (as described in the Index Strategies Prospectus) and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.
Portfolio: An underlying mutual fund, or series thereof, in which a Sub-account of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any applicable fees, charges or Tax Charges prior to allocation to the Allocation Options you select, or the Holding Account for Purchase Payments received between Index Anniversary Dates.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in the statutory prospectus for the Service Center address.
Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.
Transfer Account: An account we make available and designate as such for use with the allocation of the Initial Purchase Payment(s) and any Purchase Payments received within the Transfer Account Period. The Transfer Account is available for a period of time ending upon the expiration of the Transfer Account Period or the Index Effective Date, whichever occurs first. No interest accrues or is paid on funds in the Transfer Account. No charges are applicable on funds in the Transfer Account. Transfer Account assets are held in the Pruco Life of New Jersey General Account.
Transfer Account Period: A time period beginning on the date your application is signed and ending 45 calendar days later.
Unit: A share of participation in a Variable Investment Sub-account used to calculate your Account Value prior to the Annuity Date.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
Variable Investment Sub-account: A division of the Variable Separate Account. A Variable Investment Sub-account also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.
Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT
There have been no changes to Contract features since the date of the last statutory prospectus, December 26, 2022.

Updating Summary Prospectus 3

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the date of each Purchase Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For more information on surrender charges, please refer to the "Fees, Charges and Deductions" section of the statutory prospectus.
Transaction Charges	None.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1)	1.30%(1)
	Investment options (Portfolio fees and expenses)	0.57%	1.26%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.
(1) Mortality and expense risk charge and administration charge. A percentage of the net assets of the Variable Sub-account. For Net Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$1,912	$2,611
	Assumes:	Assumes:
· Investment of $100,000 · 5% annual appreciation · Least expensive Portfolio fees and expenses · No optional benefits · No sales charges · No subsequent Purchase Payments, transfers or withdrawals
·   Investment of $100,000
·   5% annual appreciation
·   Most expensive combination of optional benefits and Portfolio fees and expenses
·   No sales charges
·   No subsequent Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the "Fee Table" section of the statutory prospectus.
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Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Risk Factors" section of the statutory prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Risk Factors" section of the statutory prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Index Strategies, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risks associated with investment options, please refer to the "Risk Factors" section of the statutory prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Pruco Life of New Jersey. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life of New Jersey. More information about Pruco Life of New Jersey is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the "Risk Factors" section of the statutory prospectus.
Restrictions
Investments	Pruco Life of New Jersey reserves the right to remove or substitute Portfolios as investment options. When investing in an Index Strategy, we reserve the right to change Cap Rates, Participation Rates and Buffers at any time subject to Guaranteed Minimum Rates and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy and the minimum Buffer level are disclosed in the "Special Terms" section under the definitions of Cap Rates, Participation Rates and Buffer. There is no guarantee that an Index Strategy will be available in the future.
We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to "Appendix A", "Index Strategies" and the "Financial Professional Permission To Forward Transactions" sections of the statutory prospectus.

Optional Benefits	None.
Taxes
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59 ½.
For more information on tax implications, please refer to the "Tax Considerations" section of the statutory prospectus.
Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered By Pruco Life of New Jersey?" section of the statutory prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered By Pruco Life of New Jersey?" section of the statutory prospectus.

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APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/PLNJ-FlexGuard-NYSTAT . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Annuity may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Equity	MFS® International Growth Portfolio – Service Class♦ Massachusetts Financial Services Company	1.13%	-15.18%	4.24%	6.03%
Fixed Income	MFS® Total Return Bond Series – Service Class♦ Massachusetts Financial Services Company	0.78%	-14.18%	-0.08%	1.13%
Allocation	MFS® Total Return Series – Service Class♦ Massachusetts Financial Services Company	0.86%	-9.84%	4.91%	7.07%
Equity	MFS® Value Series – Service Class♦ Massachusetts Financial Services Company	0.94%	-6.14%	7.08%	10.77%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III PGIM Fixed Income	0.57%	1.21%	N/A	N/A
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

Edgar Contract Identifier:C000239095                                 FLEXGUARDNYBPROS-USP
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